UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 10, 2011

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-15502	13-3238402

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

810 Seventh Avenue,
New York, New York
10019

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Comverse Technology, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), dated as of January 10, 2011, with Verint Systems Inc. (“Verint”) and the representative of the underwriters named therein, pursuant to which the Company agreed to sell to the underwriters an aggregate of 2,000,000 shares of Common Stock owned by the Company (the “Offered Securities”) at a purchase price of $35.00 per share less the underwriting discounts and commissions.

The Underwriting Agreement provides that the underwriters are obligated to purchase the Offered Securities.  The Underwriting Agreement also provides that if an underwriter defaults, the purchase commitments of non-defaulting underwriters may be increased or the offering may be terminated.

The Company has granted to the underwriters a 30-day option to purchase an aggregate of 300,000 additional shares of Common Stock (the “Optional Securities”) at the public offering price less the underwriting discounts and commissions.  The option may be exercised only to cover any over-allotments of Common Stock.

Pursuant to a written demand made by the Company on July 16, 2010, Verint filed with the Securities and Exchange Commission a registration statement on Form S-1 (No. 333-169025), covering the registration of the Offered Securities and the Optional Securities under the Securities Act of 1933, as amended (the “Act”), and such registration statement, as amended, was declared effective under the Act on January 10, 2011.

Verint and the Company have agreed not to directly or indirectly offer, sell or otherwise dispose of any shares of Common Stock or securities that may be converted into or exchanged or exercised for shares of Common Stock for a period of 90 days after January 10, 2011, subject to certain exceptions or with the prior written consent of the representative of the underwriters.  These lock-up provisions will not apply to certain transactions, including the following:

•           the issuance by Verint of securities in an amount not to exceed in the aggregate 15% of Verint’s outstanding capital stock as of January 10, 2011 as consideration in, or in a capital raising transaction the proceeds of which are used for, any merger, acquisition, or other business combination, subject to the recipients agreeing to be bound by the terms of a similar lock-up agreement;

•           any transfer by the Company of Verint’s securities pursuant to a merger, acquisition, or other business combination involving Verint or a tender offer for any or all outstanding shares of Common Stock; and

•           following the 45th day (trigger date) after January 10, 2011, (i) any transfer by the Company of Verint’s securities representing not more than 10% of Verint’s securities outstanding as of January 10, 2011 in a transaction that does not require the registration of the securities under the Act, (ii) the transfer by the Company of all of Verint’s securities held by it, or (iii) any grant by the Company of a security interest in Verint’s securities held by it for the benefit of a lender, provided in each case that the transferee or grantee, as applicable, agrees to be bound by the terms of a similar lock-up agreement.

The executive officers and directors of Verint as of the date of the offering, certain of whom are officers or directors of the Company, have agreed not to directly or indirectly offer, sell or otherwise dispose of any shares of Common Stock or securities that may be converted into or exchanged or exercised for shares of Common Stock for a period of 45 days after January 10, 2011, subject to certain exceptions or with the prior written consent of the representative of the underwriters.  These lock-up provisions will not apply to certain transactions by such executive officers and directors, including any transfer of Verint’s securities:

•           by such person pursuant to a merger, acquisition, or other business combinations involving Verint or a tender offer for any or all outstanding shares of Common Stock; and

•           solely to pay any withholding taxes in connection with the scheduled vesting of restricted stock and restricted stock unit grants during the lock-up period (representing the sale of approximately 90,000 shares of Common Stock in the aggregate).

In the event that either (1) during the last 17 days of the relevant lock-up period or the last 17 days prior to the trigger date, Verint releases earnings results or material news or a material event relating to Verint occurs or (2) prior to the expiration of the relevant lock-up period or prior to the trigger date, Verint announces that it will release earnings results during the 16-day period beginning on the last day of the relevant lock-up period or on the trigger date, then in each case the relevant lock-up period or the trigger date will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless the representative of the underwriters waives, in writing, such extension.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Although the Company has agreed to sell up to 2,300,000 shares of Common Stock pursuant to the Underwriting Agreement, it intends to continue to retain beneficial ownership of equity securities of Verint that represents a majority of the voting power of Verint with respect to the election of directors.

Item 8.01                      Other Events

           On January 11, 2011, Verint announced the pricing of a secondary public offering of its shares of common stock by the Company, as the selling stockholder. The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                      Financial Statements and Exhibits

     (d) Exhibits

1.1
Underwriting Agreement, dated as of January 10, 2011, by and among Verint Systems Inc., Comverse Technology, Inc. and Credit Suisse Securities (USA) LLC, acting on behalf of itself and as representative of the underwriters.

99.1	Press release issued by Verint on January 11, 2011.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that constitute “forward-looking statements.”  In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “anticipates,” “estimates,” “believes,” “potential,” “projects,” “forecasts,” “intends,” or the negative thereof or other comparable terminology.  The Company undertakes no commitment to update or revise forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE TECHNOLOGY, INC.

Date: January 11, 2011	By:	/s/ Shefali A. Shah
	Name:	Shefali A. Shah
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibits

1.1
Underwriting Agreement, dated as of January 10, 2011, by and among Verint Systems Inc., Comverse Technology, Inc. and Credit Suisse Securities (USA) LLC, acting on behalf of itself and as representative of the underwriters.

99.1	Press release issued by Verint on January 11, 2011.